UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2015

Commission	Name of Registrant, State of Incorporation,	IRS Employer
File Number	Address of Principal Executive Offices and Telephone Number	Identification Number
1-9894	ALLIANT ENERGY CORPORATION	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608)458-3311

1-4117	INTERSTATE POWER AND LIGHT COMPANY	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319)786-4411

0-337	WISCONSIN POWER AND LIGHT COMPANY	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608)458-3311

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2015, Alliant Energy Corporation (Alliant Energy) issued a press release announcing its earnings for the three and nine months ended September 30, 2015. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Alliant Energy included in the press release earnings per share from continuing operations, earnings per share, income from continuing operations and net income for the three months ended September 30, 2015 excluding voluntary employee separation charges. Alliant Energy included in the press release earnings per share from continuing operations, earnings per share, income from continuing operations and net income for the nine months ended September 30, 2015 excluding voluntary employee separation charges and losses from the sales of Interstate Power and Light Company’s (IPL’s) Minnesota electric and natural gas distribution assets. Alliant Energy believes these non-GAAP financial measures (financial measures not prepared in accordance with accounting principles generally accepted in the United States of America) are useful to investors because they provide an alternate measure to better understand and compare across periods the operating performance of Alliant Energy without the distortion of items that management believes are not normally associated with ongoing operations, and also provide additional information about Alliant Energy’s operations on a basis consistent with the measures that management uses to manage its operations and evaluate its performance. Alliant Energy’s management also uses income from continuing operations, as adjusted, to determine performance-based compensation.

In addition, Alliant Energy included in the press release IPL; Wisconsin Power and Light Company; AE Transco Investments, LLC and Alliant Energy Corporate Services, Inc.; utilities, American Transmission Company LLC and Alliant Energy Corporate Services, Inc.; and non-regulated and parent earnings per share from continuing operations for the three and nine months ended September 30, 2015 and 2014. Alliant Energy believes these non-GAAP financial measures are useful to investors because they facilitate an understanding of segment performance and trends and provide additional information about Alliant Energy’s operations on a basis consistent with the measures that management uses to manage its operations and evaluate its performance.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:
(99.1) Alliant Energy Corporation press release dated November 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: November 5, 2015	By:/s/ Robert J. Durian
Robert J. Durian
Vice President, Chief Accounting Officer and Controller

INTERSTATE POWER AND LIGHT COMPANY

Date: November 5, 2015	By:/s/ Robert J. Durian
Robert J. Durian
Vice President, Chief Accounting Officer and Controller

WISCONSIN POWER AND LIGHT COMPANY

Date: November 5, 2015	By:/s/ Robert J. Durian
Robert J. Durian
Vice President, Chief Accounting Officer and Controller

ALLIANT ENERGY CORPORATION
INTERSTATE POWER AND LIGHT COMPANY
WISCONSIN POWER AND LIGHT COMPANY

Exhibit Index to Current Report on Form 8-K
Dated November 5, 2015

Exhibit Number

(99.1)	Alliant Energy Corporation press release dated November 5, 2015.